SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : June 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of February 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-08                   74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On June 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on June 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee under the Agreement referred to herein

Date:  July 16, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on June 25, 2001

                                       -5-

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
          Original         Beginning                                                                                    Ending
            Face           Principal                                                          Realized  Deferred       Principal
Class      Value           Balance             Principal        Interest          Total        Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       95,478,000.00    92,576,363.35     3,097,269.82      352,465.22    3,449,735.04        0.00       0.00      89,479,093.53
IA2        1,000,000.00       969,609.37        32,439.62        3,691.59       36,131.21        0.00       0.00         937,169.75
IA3        1,796,834.00     1,764,877.95        89,011.52            0.00       89,011.52        0.00       0.00       1,675,866.43
IIA1      43,036,000.00    39,609,207.24     1,604,153.49      154,764.73    1,758,918.22        0.00       0.00      38,005,053.75
IIA2       1,000,000.00       920,373.81        37,274.69        3,596.17       40,870.86        0.00       0.00         883,099.12
IIA3       1,499,678.00     1,399,540.08        21,582.45            0.00       21,582.45        0.00       0.00       1,377,957.63
B1         2,294,000.00     2,290,574.93         1,043.49       16,224.91       17,268.40        0.00       0.00       2,289,531.44
B2         1,911,000.00     1,908,146.77           869.28       13,516.04       14,385.32        0.00       0.00       1,907,277.49
B3         1,529,000.00     1,526,717.12           695.51       10,814.25       11,509.76        0.00       0.00       1,526,021.61
B4         2,064,000.00     2,060,918.32           938.87       14,598.17       15,537.04        0.00       0.00       2,059,979.45
B5           687,000.00       685,974.26           312.50        4,858.98        5,171.48        0.00       0.00         685,661.76
B6           696,081.00       695,042.01           315.83        4,923.21        5,239.04        0.00       0.00         694,726.18
R                100.00             0.00             0.00            0.00            0.00        0.00       0.00               0.00
TOTALS   152,991,693.00   146,407,345.21     4,885,907.07      579,453.27    5,465,360.34        0.00       0.00     141,521,438.14

IA4       96,478,100.00    93,546,072.73             0.00      306,460.83      306,460.83        0.00       0.00      90,416,363.29
IA5       52,708,103.00    51,474,292.55             0.00       15,447.34       15,447.34        0.00       0.00      49,804,647.09
IIA4      44,036,000.00    40,529,581.06             0.00      128,723.64      128,723.64        0.00       0.00      38,888,152.88
IIA5      16,634,896.00    16,606,741.93             0.00        6,508.21        6,508.21        0.00       0.00      16,290,701.79



Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------

IA1       8635723Q4       969.60936917    32.43961771      3.69158571         36.13120342      937.16975146     IA1     4.568750 %
IA2       8635725L3       969.60937000    32.43962000      3.69159000         36.13121000      937.16975000     IA2     4.568750 %
IA3       8635723R2       982.21535768    49.53797624      0.00000000         49.53797624      932.67738144     IA3     0.000000 %
IIA1      8635723U5       920.37380890    37.27468840      3.59616902         40.87085742      883.09912050     IIA1    4.688750 %
IIA2      8635725M1       920.37381000    37.27469000      3.59617000         40.87086000      883.09912000     IIA2    4.688750 %
IIA3      8635723V3       933.22705274    14.39138935      0.00000000         14.39138935      918.83566339     IIA3    0.000000 %
B1        8635723Y7       998.50694420     0.45487794      7.07275937          7.52763731      998.05206626     B1      8.500000 %
B2        8635723Z4       998.50694401     0.45488226      7.07275772          7.52763998      998.05206175     B2      8.500000 %
B3        8635724A8       998.50694572     0.45487901      7.07275997          7.52763898      998.05206671     B3      8.500000 %
B4        8635725H2       998.50693798     0.45487888      7.07275678          7.52763566      998.05205911     B4      8.500000 %
B5        8635725J8       998.50692868     0.45487627      7.07275109          7.52762737      998.05205240     B5      8.500000 %
B6        8635725K5       998.50737199     0.45372593      7.07275446          7.52648040      998.05364606     B6      8.500000 %
R         8635724B6         0.00000000     0.00000000      0.00000000          0.00000000        0.00000000     R       4.568750 %
TOTALS                    956.96271045    31.93576706      3.78748191         35.72324897      925.02694339

IA4       8635723S0       969.60940079     0.00000000      3.17648078          3.17648078      937.16981667     IA4     3.931250 %
IA5       8635723T8       976.59163620     0.00000000      0.29307334          0.29307334      944.91442976     IA5     0.360118 %
IIA4      8635723W1       920.37380916     0.00000000      2.92314561          2.92314561      883.09912072     IIA4    3.811250 %
IIA5      8635723X9       998.30752955     0.00000000      0.39123839          0.39123839      979.30890521     IIA5    0.470282 %

-----------------------------------------------------------------------------------------------------------   -------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     June 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTIA1       95,478,000.00     92,576,363.35      3,097,269.82    352,465.22   3,449,735.04      0.00       0.00      89,479,093.53
LTIA2        1,000,000.00        969,609.37         32,439.62      3,691.59      36,131.21      0.00       0.00         937,169.75
LTIA3        1,796,834.00      1,764,877.95         89,011.52          0.00      89,011.52      0.00       0.00       1,675,866.43
LTIAR              100.00              0.00              0.00          0.00           0.00      0.00       0.00               0.00
LT1B         6,274,182.00      6,264,814.49          2,853.45     44,375.77      47,229.22      0.00       0.00       6,261,961.04
LTIIA1      43,036,000.00     39,609,207.24      1,604,153.49    154,764.73   1,758,918.22      0.00       0.00      38,005,053.75
LTIIA2       1,000,000.00        920,373.81         37,274.69      3,596.17      40,870.86      0.00       0.00         883,099.12
LTIIA3       1,499,678.00      1,399,540.08         21,582.45          0.00      21,582.45      0.00       0.00       1,377,957.63
LT2B         2,906,899.00      2,902,558.93          1,322.04     20,559.79      21,881.83      0.00       0.00       2,901,236.89
LTR                  0.00              0.00              0.00          0.00           0.00      0.00       0.00               0.00
TOTALS     152,991,693.00    146,407,345.22      4,885,907.08    579,453.27   5,465,360.35      0.00       0.00     141,521,438.14

LTIA5                0.00              0.00              0.00          0.00           0.00      0.00       0.00               0.00
LTIIA5               0.00              0.00              0.00          0.00           0.00      0.00       0.00               0.00




Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                        Ending                      Class   Pass-thru
Class     cusip     Principal     Principal         Interest         Total        Principal                               Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTIA1             969.60936917     32.43961771     3.69158571     36.13120342         937.16975146             LTIA1      0.000000 %
LTIA2             969.60937000     32.43962000     3.69159000     36.13121000         937.16975000             LTIA2      0.000000 %
LTIA3             982.21535768     49.53797624     0.00000000     49.53797624         932.67738144             LTIA3      0.000000 %
LTIAR               0.00000000      0.00000000     0.00000000      0.00000000           0.00000000             LTIAR      0.000000 %
LT1B              998.50697509      0.45479235     7.07275785      7.52755020         998.05218274             LT1B       0.000000 %
LTIIA1            920.37380890     37.27468840     3.59616902     40.87085742         883.09912050             LTIIA1     0.000000 %
LTIIA2            920.37381000     37.27469000     3.59617000     40.87086000         883.09912000             LTIIA2     0.000000 %
LTIIA3            933.22705274     14.39138935     0.00000000     14.39138935         918.83566339             LTIIA3     0.000000 %
LT2B              998.50697599      0.45479392     7.07275691      7.52755084         998.05218207             LT2B       0.000000 %
TOTALS            956.96271052     31.93576713     3.78748191     35.72324904         925.02694339
-------------------------------------------------------------------------------------------------------------   -------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                     June 25, 2001


Sec. 4.03(i)    Unscheduled Principal Amounts                                            4,812,578.70
                Group 1 Unscheduled Principal                                            3,169,880.94
                Group 2 Unscheduled Principal                                            1,642,697.76


Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               141,521,438.86
                Group 1 Principal Balance                                               98,354,107.27
                Group 2 Principal Balance                                               43,167,331.59

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Group1                                                                           0.00
                Bankruptcy Losses                                                                0.00
                Group 1 Bankruptcy Losses                                                        0.00
                Group 2 Bankruptcy Losses                                                        0.00

                Fraud Losses                                                                     0.00
                Group 1 Fraud Losses                                                             0.00
                Group 2 Fraud Losses                                                             0.00

                Special Hazard Losses                                                            0.00
                Group 1 Special Hazard Losses                                                    0.00
                Group 2 Special Hazard Losses                                                    0.00

                Group 1 Bankruptcy Loss Amount                                             100,000.00
                Group 2 Bankruptcy Loss Amount                                             100,000.00

                Group 1 Fraud Loss Amount                                                2,090,982.00
                Group 2 Fraud Loss Amount                                                  968,852.00

                Group 1 Special Hazard Loss Amount                                       7,970,288.34
                Group 2 Special Hazard Loss Amount                                       1,990,312.50

Sec. 4.03(viii) Servicing Fees (includes Retained Interest)                                 30,501.50
                Sub-Servicing Fees                                                           1,259.39
                Trustee Fees                                                                   793.04

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month         4            1,616,164.84       1.64 %
                2 Months        2            1,505,619.95       1.53 %
                3+Months        0                    0.00       0.00 %
                Total           6            3,121,784.79       3.17 %


                     Group 2
                Category      Number    Principal Balance   Percentage
                1 month         1              356,810.46       0.83 %
                2 Months        2              974,454.09       2.26 %
                3+ Months       0                    0.00       0.00 %
                Total           3            1,331,264.55       3.09 %


                    Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month         5            1,972,975.30       1.39 %
                2 Months        4            2,480,074.04       1.75 %
                3+ Months       0                    0.00       0.00 %
                Total           9            4,453,049.34       3.14 %




                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                       June 25, 2001


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
             THE CHASE MANHATTAN BANK - Structured Finance Services
                     450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------

                                       -8-



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